UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2014

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza
910 Louisiana Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2014, Shell Midstream Partners, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 46,000,000 common units representing limited partner interests in the Partnership (“Common Units”), which included 6,000,000 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $23.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-196850), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on June 18, 2014, and a Registration Statement on Form S-1 (File No. 333-199653) filed by the Partnership with the Commission pursuant to Rule 462(b) under the Securities Act on October 28, 2014. The material provisions of the Offering are described in the prospectus, dated October 29, 2014, filed with the Commission on October 29, 2014 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On November 3, 2014, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with its general partner, Shell Midstream Partners GP LLC (the “General Partner”), Shell Pipeline Company LP (“SPLC”), Shell Midstream Operating LLC (the “Operating Company”) and, solely for purposes of Articles 4 and 5 to the agreement, Shell Oil Company (“Shell Oil Company”), that addresses the following matters:

•	the Partnership’s payment of an annual administrative fee, initially in the amount of approximately $8.5 million, for the provision of certain services by SPLC or its affiliates;

•	the Partnership’s obligation to reimburse SPLC for certain direct or allocated costs and expenses incurred by SPLC or its affiliates on the Partnership’s behalf;

•	SPLC’s obligation to indemnify the Partnership for certain environmental and other liabilities, and the Partnership’s obligation to indemnify SPLC for certain environmental and other liabilities related to the Partnership’s assets to the extent SPLC is not required to indemnify the Partnership; and

•	the granting of a license from Shell Oil Company to the Partnership with respect to use of certain Shell Oil Company trademarks and tradenames.

So long as SPLC controls the Partnership’s general partner, the Omnibus Agreement will remain in full force and effect. If SPLC ceases to control the Partnership’s general partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Revolving Credit Agreement

On October 31, 2014, in connection with the Offering, the Partnership entered into a $300.0 million credit facility with Shell Treasury Centre (West) Inc. as lender, which is an affiliate of the Partnership. The credit facility will mature on the fifth anniversary of the closing date of the agreement.

Borrowings under the credit facility will be generally available for working capital purposes.

The Partnership’s obligations under the credit facility rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

Borrowings under the credit facility will bear interest, which will be calculated based on the three months LIBOR as of the quotation day relating to the interest period. This facility also includes customary fees, including an issuance fee, commitment fees, utilization fees and other fees.

The credit agreement contains events of default customary for credit facilities of this nature, including, but not limited to, the failure to pay any principal, interest or fees when due, failure to satisfy any covenant, untrue representations or warranties, events of default under any other loan document under the new credit facility, default under any other material debt agreements, insolvency of the Partnership, involvement in certain insolvency proceedings, initiation of certain creditors’ processes, unlawfulness and invalidity of the credit agreement and the Partnership’s repudiation of the agreement. Upon the occurrence and during the continuation of an event of default under the credit agreement, the lenders may, among other things, accelerate and declare the outstanding loans to be immediately due and payable and exercise remedies against the Partnership as may be available to the lenders under the credit agreement and other loan documents.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Long-Term Incentive Plan

In connection with the Offering, the Partnership adopted the Shell Midstream Partners, L.P. 2014 Incentive Compensation Plan (“LTIP”) for officers, directors and employees of the General Partner or its affiliates, and any consultants, affiliates of the General Partner or other individuals who perform services for the Partnership. The LTIP was approved by the General

Partner on October 17, 2014 and by the sole limited partner of the Partnership on October 28, 2014. The LTIP consists of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. The LTIP limits the number of units that may be delivered pursuant to vested awards to 6,000,000 common units, subject to proportionate adjustment in the event of unit splits and similar events. The LTIP will be administered by the Conflicts Committee of the board of directors of the General Partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Voting Agreements

On November 3, 2014, in connection with the Offering, the Partnership entered into (i) a voting agreement with SPLC regarding the governance of Zydeco Pipeline Company LLC (“Zydeco”); (ii) a voting agreement with SPLC regarding the governance of Mars Oil Pipeline Company (“Mars”); and (iii) a voting agreement with SPLC regarding the governance of Bengal Pipeline Company LLC (“Bengal”) (each a “Voting Agreement” and collectively, the “Voting Agreements”).

Pursuant to the Voting Agreements, the Partnership will have voting power over the ownership interests retained by SPLC in Zydeco, Mars and Bengal following completion of the transactions contemplated by the Contribution Agreement. Pursuant to the Voting Agreements, SPLC will be prohibited from transferring its ownership interest in Zydeco, Mars and Bengal unless the transferee agrees to be bound by the applicable Voting Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Voting Agreements, which are filed as Exhibits 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

On November 3, 2014, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the General Partner, the Operating Company, Shell Midstream LP Holdings LLC (“LP HoldCo”), Zydeco and SPLC. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

1.	SPLC transferred to the Partnership a 40.331% interest in Zydeco, a 28.6% interest in Mars, a 49.0% interest in Bengal and a 1.612% interest in Colonial (the “Contributed Assets”).

2.	The Partnership transferred the Contributed Assets to the Operating Company.

3.	Zydeco issued an additional 2.699% interest in Zydeco to the Operating Company (the “Additional Zydeco Interest”).

4.	The Partnership contributed $115,758,571 to the Operating Company. As consideration for the issuance of the Additional Zydeco Interest by Zydeco to the Operating Company, (i) the Operating Company paid Zydeco $115,758,571, and (ii) Zydeco made the cash payment to SPLC described in the next paragraph.

5.	As consideration for the Contributed Assets, the Partnership paid the General Partner $16,401,471 and the Partnership paid LP Holdco $697,111,029.

6.	As reimbursement for certain capital expenditures incurred with respect to the assets of Zydeco pursuant to Treasury Regulation Section 1.707-4(d), Zydeco paid SPLC $115,758,571. As reimbursement for certain capital expenditures incurred with respect to the assets of Zydeco pursuant to Treasury Regulation Section 1.707-4(d), the Partnership paid the General Partner $2,205,468. As reimbursement for certain capital expenditures incurred with respect to the assets of Zydeco pursuant to Treasury Regulation Section 1.707-4(d), the Partnership paid LP Holdco $76,035,961.

7.	The Partnership issued to the General Partner (i) 2,754,084 General Partner Units, representing a continuation of the General Partner’s 2.0% general partner interest in the Partnership (after giving effect to any exercise of the Underwriters’ Option (as defined in the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 3, 2014 (the “Partnership Agreement”)) and the Deferred Issuance and Distribution (each as defined in the Partnership Agreement)), and (ii) the Incentive Distribution Rights in the Partnership (as defined in the Partnership Agreement). The Partnership issued to LP Holdco 21,475,068 Common Units and 67,475,068 Subordinated Units representing a recapitalized 64.60% limited partner interest in the Partnership.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The description in Item 2.01 of the issuances by the Partnership of securities to the General Partner and LP Holdco on November 3, 2014 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units will convert into one Common Unit and then will participate pro rata with the other Common Units in distributions by the Partnership at the end of the subordination period. The subordination period will end on the first business day after the Partnership has earned and paid at least (i) $0.6500 (the minimum quarterly distribution on an annualized basis) on each outstanding Common Unit, Subordinated Unit and General Partner Unit, for each of three consecutive, non-overlapping four-quarter periods ending on or after December 31, 2017, or (ii) $0.9750 (150% of the annualized minimum quarterly distribution) on each outstanding Common Unit, Subordinated Unit and General Partner Unit, in addition to any distribution made in respect of the incentive distribution rights, for any four-quarter period ending on or after December 31, 2015. In addition, the subordination period will end upon the removal of the General Partner other than for cause if the Common Units and Subordinated Units held by the General Partner and its affiliates are not voted in favor of such removal. The description of the subordination period contained in the section of the Prospectus entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions—Subordination Period” is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 28, 2014, Michele F. Joy became the Vice President, Regulatory and Major Projects, of the General Partner. Ms. Joy will serve as the principal operating officer of the General Partner.

Officers or employees of Shell Oil Company or its affiliates who also serve as directors of the General Partner will not receive additional compensation for such service. The General Partner anticipates that its directors who are not also officers or employees of Shell Oil Company or its affiliates will receive compensation for service on the board of directors and its committees.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Shell Midstream Partners, L.P.

On November 3, 2014, in connection with the closing of the Offering, the Partnership amended and restated its Partnership Agreement. The description of the Partnership Agreement contained in the section of the Prospectus entitled “Our Partnership Agreement” is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amended and Restated Limited Liability Company Agreement of Shell Midstream Partners GP LLC

On November 3, 2014, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendment to the LLC Agreement included, among other things, outlining the rights of the sole member and the management of the Partnership’s business by the board of directors of the General Partner.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Shell Midstream Partners, L.P. dated November 3, 2014

3.2	First Amended and Restated Limited Liability Company Agreement of Shell Midstream Partners GP LLC dated November 3, 2014

10.1	Contribution, Assignment and Assumption Agreement dated November 3, 2014 by and among Shell Pipeline Company LP, Shell Midstream Partners GP LLC, Shell Midstream Partners, L.P., Shell Midstream LP Holdings LLC, Shell Midstream Operating LLC, and Zydeco Pipeline Company LLC.

10.2	Omnibus Agreement dated November 3, 2014 by and among Shell Pipeline Company LP, Shell Midstream Partners, L.P., Shell Midstream Partners GP LLC, Shell Midstream Operating LLC and, solely for the purposes of Articles 4 and 5, Shell Oil Company.

10.3	Shell Midstream Partners Working Capital Facility Agreement, dated as of October 31, 2014, between Shell Midstream Partners, L.P. and Shell Treasury Centre (West) Inc.

10.4	Shell Midstream Partners GP LLC 2014 Long-Term Incentive Plan

10.5	Zydeco Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP

10.6	Mars Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP

10.7	Bengal Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By: Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: November 3, 2014

INDEX TO EXHIBITS

Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of Shell Midstream Partners, L.P. dated November 3, 2014

3.2	First Amended and Restated Limited Liability Company Agreement of Shell Midstream Partners GP LLC dated November 3, 2014

10.1	Contribution, Assignment and Assumption Agreement dated November 3, 2014 by and among Shell Pipeline Company LP, Shell Midstream Partners GP LLC, Shell Midstream Partners, L.P., Shell Midstream LP Holdings LLC, Shell Midstream Operating LLC, and Zydeco Pipeline Company LLC.

10.2	Omnibus Agreement dated November 3, 2014 by and among Shell Pipeline Company LP, Shell Midstream Partners, L.P., Shell Midstream Partners GP LLC, Shell Midstream Operating LLC and, solely for the purposes of Articles 4 and 5, Shell Oil Company.

10.3	Shell Midstream Partners Working Capital Facility Agreement, dated as of October 31, 2014, between Shell Midstream Partners, L.P. and Shell Treasury Centre (West) Inc.

10.4	Shell Midstream Partners GP LLC 2014 Long-Term Incentive Plan

10.5	Zydeco Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP

10.6	Mars Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP

10.7	Bengal Voting Agreement, dated November 3, 2014, between Shell Midstream Partners, L.P. and Shell Pipeline Company LP